                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               M.S.B. FUND, INC.
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
      5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

---------------------------
---------------------------
          M.S.B.
        FUND, INC.
          [LOGO]
---------------------------
---------------------------
26 BROADWAY, SUITE 400
NEW YORK, NY 10004

                                                       NOTICE OF ANNUAL MEETING
                                                      OF STOCKHOLDERS TO BE HELD
                                                            MARCH 21, 1996
                                                      --------------------------

To the Stockholders of M.S.B. FUND, INC.:

     The Annual Meeting of Stockholders of M.S.B. FUND, INC. (the "Fund") will be held in the Board Room of the Community Bankers Association of New York State, 6th Floor West, 200 Park Avenue, New York, New York on Thursday, March 21, 1996 at 1:00 P.M. for the following purposes:

        -  To elect a total of four directors (Proposal 1);

        - To consider and vote upon a proposal to ratify the selection of the firm of KPMG Peat Marwick LLP as independent auditors of the Fund for the year 1996 (Proposal 2); and

        - To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 2, 1996 will be entitled to vote at the meeting or any adjournment thereof.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. If you attend the meeting and wish to vote in person, your proxy will not be used.

                                               By Order of the Board of
                                               Directors

                                               /s/ Edward E. Sammons, Jr.

                                               Edward E. Sammons, Jr.
                                               Secretary

February 26, 1996

                               M.S.B. FUND, INC.

                             26 BROADWAY, SUITE 400

                            NEW YORK, NEW YORK 10004

                               ------------------

                                PROXY STATEMENT
                                      FOR

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 21, 1996

                               ------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of M.S.B. Fund, Inc. (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund to be held in the Board Room of the Community Bankers Association of New York State, 6th Floor West, 200 Park Avenue, New York, New York on Thursday, March 21, 1996, at 1:00 P.M. and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy card are being mailed to stockholders for the first time on or about February 26, 1996.

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. Revocation may be made in writing to the Secretary of the Fund (by execution of a proxy bearing a later date or otherwise) or orally by a stockholder present at the meeting. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy. If no such instructions are specified, the proxy will be voted for the election of the directors nominated herein (see Proposal 1) and for Proposal 2 described in this Proxy Statement.

     Stockholders of record at the close of business on February 2, 1996 will be entitled to vote at the meeting and any adjournment thereof. The Fund had outstanding 2,383,622 voting shares on such date. Each full share held by a stockholder is entitled to one vote. Fractional share credits held by a stockholder do not have voting rights. As to each matter presented to a vote of stockholders including the election of directors, shares present at the meeting in person or by proxy which abstain on a matter or are not voted because the proxy has not received necessary authorization will be counted in determining the presence of a quorum but will not be counted as for or against the matter and will not be counted in the number of votes cast for purposes of determining whether the approval of any required percentage of shares voting at the Annual Meeting has been obtained.

     A plurality of the votes cast at the Annual Meeting is required to elect a director. Approval of Proposal 2 will require the affirmative vote of a majority of the votes cast at the Annual Meeting.

     Although the Annual Meeting is called to transact any other business that may properly come before it, the management of the Fund does not intend to present, and at the date hereof has no information that others will present, any matters other than Proposals 1 and 2. However, stockholders are being asked on the enclosed proxy to authorize the persons named therein to vote with respect to any additional matters that properly come before the Annual Meeting, including all matters incidental to the conduct of the Annual Meeting. If any such matters do properly come before the Annual Meeting, it is the intention of the persons named in the proxies to vote said proxies in accordance with their best judgment.

     A majority of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. In the event that a quorum is not present, or if sufficient votes in favor of any proposal are not received by the time of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment of the Annual Meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Annual Meeting to be adjourned and will not require any further notice to stockholders other than announcement at the meeting of the time and place to which the meeting is adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of all proposals. They will vote against any such adjournment those proxies required to be voted against or to abstain from voting on any proposal.

     The Fund will bear the cost of this solicitation. In order to obtain a quorum at the Annual Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplemental solicitation, if any, will be nominal.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. If you attend the meeting and wish to vote in person, your proxy will not be used.

                   MATTERS TO COME BEFORE THE ANNUAL MEETING

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The By-laws of the Fund, as in effect following the Annual Meeting, provide that the Board of Directors shall consist of ten directors, all of whom must be stockholders, and shall be divided into three classes, which shall be as nearly equal in number as possible and no one of which shall include less than three directors. Directors of each class serve for terms of three years with the terms of the respective classes expiring at successive annual meetings of the Fund. As a result of this arrangement, only the directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors.

     At the Annual Meeting, four directors will be elected to serve for complete terms of three years each expiring in 1999. Six directors will continue to serve in accordance with the terms for which they were previously elected. All directors elected shall serve until their successors shall have been elected and qualified.

     Proxies will be voted for the election of each of the nominees unless instructions are given on the proxy card to withhold authority to vote for one or more of the nominees. All of the nominees have agreed to serve as directors of the Fund. It is not contemplated that any nominee will be unable to serve. Should, however, a nominee become unable to serve, the shares will be voted by the proxyholders for such other person that the Board of Directors recommends.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION AS DIRECTOR LISTED BELOW.

     The name, age, principal occupations for the past five years and other business experience of each director and nominee for election as a director are set forth below.

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS ENDING 1999

HARRY P. DOHERTY, age 53
     Chairman and Chief Executive Officer
     Staten Island Savings Bank

Mr. Doherty has been Chairman and Chief Executive Officer of Staten Island Savings Bank since 1990. Mr. Doherty also serves as a director and as President of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc., each of which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management Co. acts as investment adviser.

JOSEPH R. FICALORA, age 49
     Chairman, President and Chief Executive Officer
     Queens County Bancorp, Inc.

Mr. Ficalora has been Chairman, President and Chief Executive Officer of Queens County Bancorp, Inc. since its inception in July 1993, and has been President of Queens County Savings Bank, its principal subsidiary, since 1989. Mr. Ficalora also serves as Chairman of the Board of the New York Savings Bank Life Insurance Fund, President of the Queens Library Foundation Board, Executive Vice President of Finance and Board member of Queensborough Boy Scouts and Vice President and a member of the Board of the Queens Chamber of Commerce. He also serves on the Board of the following organizations: Queensborough Community College, Queens Museum, Flushing Cemetery and the Community Bankers Association of New York State.

MICHAEL J. GAGLIARDI, age 55
     President and Chief Executive Officer
     Ironbound Bank

Mr. Gagliardi first became a director in 1991. Mr. Gagliardi is President and Chief Executive Officer of Ironbound Bank located in Newark, NJ. From January 1992 through February 1993 he served as Chairman, President and Chief Executive Officer of Green Point Savings Bank. From 1989 through 1992, Mr. Gagliardi served as President and Chief Executive Officer, and from 1987 through 1989 he served as Executive Vice President and Chief Financial Officer of Green Point Savings Bank. He also serves as a director of the National Association for the Study of Wilsons Disease.

*GILBERT O. ROBERT, age 70
     Director and Chairman of Executive Committee
     Albany Savings Bank, F.S.B.

Mr. Robert first became a director in 1984. Mr. Robert is the First Vice President of the Fund and served as the Second Vice President of the Fund from 1986 to June 1991. Mr. Robert is the Chairman of the Executive Committee of the Board of Directors of Albany Savings Bank F.S.B. From 1983 to 1990, he served as Chairman of the Board and Chief Executive Officer of Albany Savings Bank.

CONTINUING DIRECTORS

MALCOLM J. DELANEY, age 69                                    Term Expires 1998.
     Formerly President and Chief Executive Officer
     Eastchester Savings Bank

Mr. Delaney first became a director in 1988. In 1992 Mr. Delaney retired from Eastchester Savings, a division of Southold Savings Bank. From 1986 through 1992, Mr. Delaney served as President and Chief Executive Officer of Eastchester Savings Bank which was acquired by Southold Savings Bank, and he had served as a trustee of the bank since 1981. Mr. Delaney also serves as a director of North Fork Bancorporation, Inc.

*DAVID FREER, JR., age 56                                     Term Expires 1998.

     President and Treasurer
     Budget Payment Corporation

Mr. Freer first became a director in 1983 and has served as President of the Fund since November of 1990. Mr. Freer had previously served as Vice President of the Fund from 1985 through 1990. Since January 1, 1990, Mr. Freer has served as President, Treasurer and as a director of Budget Payment Corporation, which engages in the business of financing insurance premiums.

GEORGE J. KELLY, age 73                                       Term Expires 1997.
     Formerly Consultant Savings Banks
     Association of New York State

Mr. Kelly first became a director in 1982. From July 1988 to June 1991, Mr. Kelly served as a consultant to the Savings Banks Association of New York State. Prior to June 1988, Mr. Kelly served as a Senior Vice President and Secretary of the Savings Banks Association of New York State. Mr. Kelly is retired. Mr. Kelly served as Treasurer of the Fund from 1987 to 1995.

WILLIAM A. MCKENNA, JR., age 59                               Term Expires 1998.
     Chairman, President and Chief Executive Officer
     Ridgewood Savings Bank

Mr. McKenna first became a director in 1988. Since January 1992, Mr. McKenna has served as Chairman, President and Chief Executive Officer of Ridgewood Savings Bank. From January 1985 to January 1992, Mr. McKenna served as President and Chief Operating Officer of Ridgewood Savings Bank. Mr. McKenna also serves as a director of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc.,

---------------

* This nominee or director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

each of which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management Co. acts as investment adviser. From September 1993 through February 1995, Mr. McKenna also served as a director of Nationar, which previously acted as the Fund's investment adviser. In addition, Mr. McKenna serves on the board of a number of educational and civic organizations, including St. Joseph's College in Brooklyn, New York, St. Vincent's Services and Wyckoff Heights Medical Center. He also serves as a director of Tablet Publishing Co.

NORMAN W. SINCLAIR, age 71                                    Term Expires 1997.
     Formerly Chairman of
     Lockport Savings Bank

Mr. Sinclair first became a director in 1988. Mr. Sinclair served as Chairman of Lockport Savings Bank from December 1988 to June 1994. Prior to June 1989, Mr. Sinclair had also served as Chief Executive Officer of Lockport Savings Bank. Mr. Sinclair is retired. Mr. Sinclair also serves as Treasurer and Secretary of Townline Bowl Inc., which owns and operates bowling lanes.

*IAN D. SMITH, age 71                                         Term Expires 1997.
     Formerly Senior Vice President and Managing
     Director of Apple Bank for Savings

Mr. Smith first became a director in 1982. Mr. Smith has served as Second Vice President of the Fund since 1994. He previously served as President of the Fund from March 1985 to March 1987. Mr. Smith is retired. He served as Senior Vice President and Managing Director of Apple Bank for Savings from July 1989 through August 1991. From 1983 to 1987, Mr. Smith served as Executive Vice President of Seamen's Bank for Savings, F.S.B.

     None of the directors of the Fund or nominees for election as a director is or has been at any time during the past five years a director, officer, employee, partner or stockholder of the Fund's investment adviser, Shay Assets Management Co., or the Fund's administrator, PFPC, Inc., or any of their respective affiliates, nor has any such director or nominee purchased or sold during the fiscal year ended December 31, 1995, any securities of the investment adviser or any of its affiliates.

BOARD COMMITTEES

     The Fund has an Executive Committee, composed of Messrs. David Freer, Jr.* (Chairman), George J. Kelly, Gilbert O. Robert* and Ian D. Smith*. Subject to limitations provided by law or the Fund's By-laws, the Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. The Executive Committee did not meet during 1995.

     The Fund has a Nominating Committee, composed of Messrs. Ian D. Smith (Chairman), George J. Kelly and William A. McKenna, Jr., whose function is to recommend nominees for election as directors and officers of the Fund. The Committee holds informal discussions as necessary concerning its activities and met three times during 1995. The Nominating Committee will consider nominees proposed by stockholders. Stockholders who desire to propose a nominee should write to the Secretary of the Fund and furnish adequate biographical data including information concerning the qualifications of the proposed nominee.

     The Fund has an Audit Committee composed of Messrs. Michael J. Gagliardi (Chairman), Joseph R. Ficalora and William A. McKenna, Jr. The Audit Committee makes recommendations to the full Board of Directors with respect to engagement of independent auditors and reviews with the Fund's independent auditors the scope and results of the annual audit and matters having a material effect upon the Fund's financial statements. The Audit Committee met once during 1995. In lieu of separate meetings with the Audit Committee during 1995 the Fund's independent accountants met jointly with

---------------

* This nominee or director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

the Audit Committee and the remainder of the Board of Directors of the Fund. The Fund does not have a compensation committee.

     During 1995, the Board of Directors met 14 times; each of the directors attended more than 75% of the aggregate number of meetings of the Board and meetings of the Board committees on which they served, except for Mr. Robert, who attended 7 meetings of the Board.

                         EXECUTIVE OFFICERS OF THE FUND

     The executive officers of the Fund are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Fund are:

                                                                                           OFFICER
              NAME                                    OFFICE                      AGE       SINCE
--------------------------------     ----------------------------------------     ---      -------
David Freer, Jr. ...............     President                                    56         1984
Gilbert O. Robert...............     First Vice President                         70         1984
Ian D. Smith....................     Second Vice President                        71         1994
Rodger D. Shay..................     Vice President and Assistant Secretary       59         1995
Edward E. Sammons, Jr. .........     Vice President and Secretary                 56         1995
John J. McCabe..................     Vice President                               52         1995
Mark F. Trautman................     Vice President                               30         1995
Jay F. Nusblatt.................     Treasurer                                    34         1995

     The principal occupations during the last five years and other business experience for each executive officer of the Fund (other than persons who also serve as directors) are set forth below.

RODGER D. SHAY
     President and Chief Executive Officer
     Shay Assets Management Co.

Mr. Shay has been President, Chief Executive Officer and member of the Managing Board of Shay Assets Management Co. since 1990 and President and Director of Shay Assets Management, Inc., the managing partner of Shay Assets Management Co., the Fund's investment adviser, since 1990. Mr. Shay also has served as President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co., the Fund's distributor, since 1990 and President and Director of Shay Financial Services, Inc., the managing partner of Shay Financial Services Co., since 1990. He serves or has previously served in the following capacities: President and a Director, Asset Management Fund, Inc., a registered investment company; Vice President and Assistant Secretary of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc., each a registered investment company; Director from 1986 to 1991 and President from 1986 to 1992, U.S. League Securities, Inc.; Director from 1985 to 1991, and Executive Vice President from 1989 to 1992, USL Assets Management, Inc. (previously Vice Chairman from 1986 to 1989 and President, including of a predecessor, from 1981 to 1986); Director, First Home Savings Bank, S.L.A. since 1990; President of Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985. He previously was employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

EDWARD E. SAMMONS, JR.
     Executive Vice President
     Shay Assets Management Co.

Mr. Sammons has been Executive Vice President and member of the Managing Board of Shay Assets Management Co. since 1990 and Executive Vice President of Shay Assets Management, Inc., the managing partner of Shay Assets Management Co. since 1990. Mr. Sammons also has served as Executive Vice President and member of the Managing Board of Shay Financial Services Co., the Fund's distributor, since 1990 and Executive Vice President of Shay Financial Services, Inc. since 1990. He serves or has previously served in the following capacities: Vice President, Treasurer and Secretary of Asset Management Fund, Inc., a registered investment company; Vice President and Secretary of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc.; President, USL Assets Management, Inc. from 1986 to 1992 (previously Senior Vice President, including of a predecessor, from 1983 to 1986) and a Director from 1989 to 1991; Executive Vice President from 1990 to 1992 and a Director from 1990 to 1991 of U.S. League Securities, Inc.; Vice President, from 1987 to 1990, Advance America Funds, Inc.; and Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.

JOHN J. MCCABE
     Senior Vice President
     Shay Assets Management Co.

Mr. McCabe has been a Senior Vice President of Shay Assets Management Co. since June 1995. From August 1991 through May 1995, he was Senior Vice President and Chief Investment Officer of Nationar. He also serves as a Vice President of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc. He previously served as Managing Director and Portfolio Manager at Sterling Manhattan Corporation, an investment banking firm, for approximately three years and in various positions at Bankers Trust Company, including Director of Investment Research and Managing Director of the Investment Management Group. Mr. McCabe is a director and past President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.

MARK F. TRAUTMAN
     Vice President
     Shay Assets Management Co.

Mr. Trautman has been a Vice President of Shay Assets Management Co. since June 1995 and has been Portfolio Manager of the Fund since March 1993. From March 1993 through May 1995, he served as Director of Mutual Funds Investment of Nationar. He also serves as a Vice President and Portfolio Manager for Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc. From January 1992 through March 1993 he served as Senior Equity Analyst for the three funds. From December 1988 through December 1991, Mr. Trautman was a Senior Associate with Sterling Manhattan Corporation. From June 1987 through November 1988, Mr. Trautman held the position of Treasury Analyst at Thomson McKinnon Securities, Inc., a securities brokerage firm.

JAY F. NUSBLATT
     Vice President and Director of Fund Accounting and Administration
     PFPC Inc.

Mr. Nusblatt has been Vice President and Director of Fund Accounting and Administration of PFPC Inc., the Fund's administrator, since March, 1993. Mr. Nusblatt also serves as Treasurer of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax-Advantaged Income Fund, Inc. He was previously employed as an Assistant Vice President of Fund/Plan Services, Inc., with responsibility for financial reporting and fund administration from 1989 to 1993.

                     COMPENSATION OF OFFICERS AND DIRECTORS

     The Fund compensates directors for their services as directors at the rate of $300 for each Board meeting attended. The Board of Directors meets monthly, and in 1995 the total of such compensation was $30,900. The Fund does not provide officers with any compensation other than the compensation they may receive for service as a director, nor does the Fund provide officers and directors directly or indirectly with any pension or retirement benefits for their services to the Fund. The Fund, however, does reimburse directors and officers for their reasonable expenses incurred in attending meetings or otherwise in connection with their attention to the affairs of the Fund. In 1995, the total of such reimbursed expenses was $13,305.

     The following table sets forth the aggregate compensation received by each director of the Fund from the Fund and any other investment company having the same investment adviser for services as a director or officer during 1995. Such compensation does not include reimbursements to the directors for their expenses incurred in connection with their activities as directors.

                               COMPENSATION TABLE

                                                                           TOTAL
                                                   AGGREGATE           COMPENSATION
                                                  COMPENSATION         FROM THE FUND
                    NAME OF DIRECTOR             FROM THE FUND       AND FUND COMPLEX
            --------------------------------     --------------      -----------------
            Malcolm J. Delaney..............        $  3,600              $ 3,600
            Joseph R. Ficalora..............        $  1,500              $ 1,500
            David Freer, Jr.................        $  4,200              $ 4,200
            Michael J. Gagliardi............        $  3,000              $ 3,000
            George J. Kelly.................        $  3,900              $ 3,900
            William A. McKenna, Jr..........        $  3,300              $ 7,200*
            Austin 'S. Murphy**.............        $  1,800              $ 1,800
            Gilbert O. Robert...............        $  2,100              $ 2,100
            Norman W. Sinclair..............        $  3,300              $ 3,300
            Ian D. Smith....................        $  4,200              $ 4,200

---------------

 * Includes compensation of $3,900 received by Mr. McKenna as a director of two other investment companies with the same investment adviser as the Fund.
** Mr. Murphy's term as a director expired in June 1995.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides information with respect to shares of the Fund beneficially owned by each director and each nominee for election as a director and by all directors, nominees and executive officers as a group as of December 31, 1995. No nominee or continuing director or officer beneficially owns more than 1% of the Fund's stock. On December 31, 1995, all directors, nominees and officers of the Fund as a group beneficially owned 72,763 shares (3.1% of the shares outstanding on such date) of the Fund. No person or group is known to the Fund to be the beneficial owner of more than 5% of the Fund's stock. The table below sets forth the shares owned by the directors of the Fund and the Fund's directors and officers of the Fund as a group as of December 31, 1995, except for Mr. Doherty for whom the information is as of February 13, 1996.

                                                      NUMBER OF SHARES OF
                                                         COMMON STOCK            PERCENT
                            NAME                     BENEFICIALLY OWNED(1)      OF CLASS
            ------------------------------------     ---------------------      ---------
            Malcolm J. Delaney..................              2,052(2)              *
            Harry P. Doherty....................                697(3)              *
            Joseph R. Ficalora..................                352                 *
            David Freer, Jr.....................             14,956(2)(4)           *
            Michael J. Gagliardi................             15,500(2)(5)           *
            George J. Kelly.....................                802                 *
            William A. McKenna, Jr..............             22,208(2)(6)           *
            Gilbert O. Robert...................              3,001                 *
            Norman W. Sinclair..................              2,409                 *
            Ian D. Smith........................              3,365                 *
            All directors, executive officers
              and nominees as a group (15
              persons)..........................             74,333                3.1%

---------------

 *  Less than 1%.

(1) Except as otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Includes shares owned by, or jointly held with, spouses as follows: Mr. Delaney -- 2,052 shares jointly owned with Mrs. Delaney; Mr. Freer -- 4,540 shares jointly owned with Mrs. Freer and 781 owned by Mrs. Freer; Mr. Gagliardi -- 744 shares owned by Mrs. Gagliardi; and Mr. McKenna -- 17,115 shares jointly owned with Mrs. McKenna.

(3) Reflects 697 shares acquired by Mr. Doherty on February 13, 1996.

(4) Includes 733 shares owned by Double V Enterprises, Inc. which is 100% owned by Mr. Freer.

(5) Includes 103 shares owned and voted by Mr. Gagliardi's son (as to which Mr. Gagliardi disclaims beneficial ownership) and approximately 12,850 shares held through Green Point Savings Bank's Incentive Savings Program.

(6) Includes 4,876 shares held by Mr. McKenna as custodian for his children and for which Mr. McKenna has sole voting and investment power and 217 shares owned and voted by Mr. McKenna's children.

        PROPOSAL 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Subject to approval by the stockholders, the Board of Directors has selected the firm of KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York, as the Fund's independent auditors for the year 1996. KPMG Peat Marwick has served as the auditors of the Fund since 1989.

     A REPRESENTATIVE OF KPMG PEAT MARWICK LLP IS EXPECTED TO BE PRESENT AT THE ANNUAL MEETING WITH THE OPPORTUNITY TO MAKE A STATEMENT IF SUCH REPRESENTATIVE DESIRES TO DO SO AND WILL BE AVAILABLE TO RESPOND TO APPROPRIATE QUESTIONS.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                             ADDITIONAL INFORMATION

ADDRESS OF INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     The principal offices of the Fund's investment adviser, Shay Assets Management Co., and of its distributor, Shay Financial Services Co., are located at 111 East Wacker Drive, Chicago, Illinois 60601. The principal office of the Fund's administrator, PFPC, Inc., is located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 1995 to any stockholder upon request. Contact the Fund c/o Shay Assets Management Co. at 111 East Wacker Drive, Chicago, Illinois 60601 or call 800-661-3938 to request a copy of the Annual Report.

INFORMATION CONCERNING NATIONAR

     Prior to June, 1995, Nationar, a New York State chartered trust company that served as the Fund's investment adviser from 1964 to May 1995, owned in its capacity as trustee of various trusts more than 25% of the then outstanding shares of stock of the Fund. Because Nationar had sole or shared voting power with respect to such shares, Nationar may be presumed to have controlled the Fund. On February 6, 1995, the Banking Department of the State of New York took possession of the business and properties of Nationar and since that time has substantially liquidated the business and assets of Nationar. Nationar's shareholdings in the Fund have either been liquidated or transferred to other trustees. At the date of this proxy statement, no person or group is known to the Fund to be the beneficial owner of more than 5% of the Fund's stock.

               STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Any stockholder proposal intended to be presented at the 1997 Annual Meeting of the Fund must be received by the Fund at the offices of its Administrator at P.O. Box 8905, Wilmington, Delaware 19809 on or before October 27, 1996 in order for such proposal to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                                            By Order of the Board of Directors

                                            /s/ Edward E. Sammons, Jr.

                                            EDWARD E. SAMMONS, JR.
                                            SECRETARY

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.
      IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL NOMINEES" IN PROPOSAL 1 and "FOR" PROPOSAL 2.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

      --------------------------------------------------------------------

                                             -----------------------------
                                             Signature

                                             -----------------------------
                                             Additional Signature if held
                                             jointly
                                             DATED:                 , 1996

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE

                                        THIS PROXY IS SOLICITED ON BEHALF
                                            OF THE BOARD OF DIRECTORS

                                                    The undersigned hereby appoints Ian D. Smith and George J.
                                                    Kelly as Proxies, each with the power to appoint his
                                                    substitute, and hereby authorizes them to represent and to
       M.S.B. Fund, Inc.                            vote, as designated below, all the shares of capital stock
       26 Broadway,                   PROXY         of M.S.B. Fund, Inc. held of record by the undersigned on
       Suite 400                                    February 2, 1996, at the Annual Meeting of Stockholders to
       New York, New York 10004                     be held on March 21, 1996, or any adjournment thereof.
       -----------------------------------------
        1. ELECTION OF DIRECTORS
             FOR ALL NOMINEES LISTED BELOW                                 WITHHOLD AUTHORITY
             (except as marked to the contrary below) / /                  to vote for all nominees listed below / /

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
      NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
         Harry P. Doherty         Joseph R. Ficalora         Michael J.
                      Gagliardi         Gilbert O. Robert

      2. The ratification of the selection of KPMG Peat Marwick LLP as Independent Auditors.

                  / / FOR       / / AGAINST       / / ABSTAIN

      3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.